SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT - May 30, 2019
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	AKS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 7.01	Regulation FD Disclosure.

On May 31, 2019, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that members of the United Auto Workers (UAW), Local 4104, have ratified a new three year labor agreement covering about 110 hourly production and maintenance employees at the company’s Zanesville (OH) Works.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		99.1	Press Release issued on May 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ Joseph C. Alter
Joseph C. Alter
Corporate Secretary

Dated: May 31, 2019